SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                 _________________


                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   July 12, 1996
             _________________________________________________________


                            Falcon Holding Group, L.P.
           ____________________________________________________________
              (Exact name of registrant as specified in its charter)



                                    Delaware
              _______________________________________________________
                  (State or other jurisdiction of incorporation)



                33-60776                            95-4408577
    __________________________________   ___________________________________
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    _____________________________________________________   _________
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                      _______________________________________
                          (Registrant's Telephone Number)





         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                   On July 12, 1996, Falcon Holding Group, L.P. (the "Partnership") acquired, through its subsidiary Falcon Cable Systems Company II, L.P. ("FCSC II"), substantially all of the assets of Falcon Cable Systems Company, a California limited partnership ("FCSC") for an aggregate purchase price of $247,396,814 in cash pursuant to the Asset Purchase Agreement by and between the FCSC and FCSC II, dated June 13, 1996 (the "Purchase Agreement"), which is filed as Exhibit 1 hereto, and is hereby incorporated herein by reference.

                   Filed herewith as Exhibit 2 is the joint press re-lease of the Partnership, FCSC, and FCSC II announcing the consummation of the sale, which press release is hereby in-corporated herein by reference. Additional information re-lating to the transaction is contained in the joint press release of the Partnership and FCSC dated June 13, 1996, an-nouncing the execution of the Purchase Agreement, which is filed as Exhibit 3 hereto, and is hereby incorporated herein by reference, as well as in the respective Current Reports on Form 8-K of each of the Partnership and FCSC, dated June 13, 1996.

                   The acquisition described above was financed through borrowings under the Amended and Restated Credit Agreement, dated as of July 12, 1996, originally dated as of December 28, 1995 (the "Financing Facility"). The Financing Facility is filed as Exhibit 4 hereto and is hereby incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

                   It is impracticable for the Partnership to file the financial statements and information required by Items 7(a) and (b) at this time. The Company will file such financial statements and information as soon as practicable and in any event no later than the date on which the Company is required to file such statements and information pursuant to Items 7(a)(4) and 7(b)(2) of the Current Report on Form 8-K.


         (c) Exhibits.

         Exhibit No.    Description
         ___________    ___________

              1 Purchase Agreement (filed as Exhibit 4 to the Current Report on Form 8-K of the Partnership, dated June 13, 1996).

              2         Press Release of the Partnership, FCSC and
                        FCSC II dated July 12, 1996 (filed as Exhibit





                        2 to the Current Report on Form 8-K of FCSC dated July 12, 1996).

              3 Press Release of the Partnership and FCSC dated June 13, 1996 (filed as Exhibit 3 to the Current Report on Form 8-K of FCSC dated July 12, 1996).

              4         Financing Facility.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 12, 1996


                                  FALCON HOLDING GROUP, L.P.

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:     /s/ Michael K. Menerey
                                       Michael K. Menerey, Secretary
                                       and Chief Financial Officer





                                 EXHIBIT INDEX


         Exhibit No.              Description                Page No.
         ___________              ___________                ________

              1         Purchase Agreement (filed
                        as Exhibit 4 to the Cur-
                        rent Report on Form 8-K of
                        the Partnership, dated
                        June 13, 1996).

              2         Press Release of the Part-
                        nership, FCSC and FCSC II
                        dated July 12, 1996 (filed
                        as Exhibit 2 to the Cur-
                        rent Report on Form 8-K of
                        FCSC dated July 12, 1996).

              3         Press Release of the Part-
                        nership and FCSC dated
                        June 13, 1996 (filed as
                        Exhibit 3 to the Current
                        Report on Form 8-K of FCSC
                        dated July 12, 1996).

              4         Financing Facility.